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                                                                    EXHIBIT 24



                             DELOITTE & TOUCHE LLP
                              1000 WILSHIRE BLVD.
                                   12TH FLOOR
                             LOS ANGELES, CA  90017
                                 (213) 688-0800





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-47053 of Scope Industries on Form S-8 of our reports dated August 23, 1995, appearing in and incorporated by reference in this Annual Report on Form 10-K of Scope Industries for the year ended June 30, 1995.


s/b Deloitte & Touche LLP


Los Angeles, California
September 25, 1995